LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED MARCH 31, 2001

The highest level of current income

KEMPER HIGH YIELD FUND

"Sharp cuts in short-term interest rates and a highly volatile stock market have been the catalysts for a strong rebound in bond prices."

                                                             [KEMPER FUNDS LOGO]

                                                                       CONTENTS

                                                                              3
                                                              ECONOMIC OVERVIEW

                                                                              7
                                                             PERFORMANCE UPDATE

                                                                              9
                                                                  TERMS TO KNOW

                                                                             10
                                                           PORTFOLIO STATISTICS

                                                                             11
                                                       PORTFOLIO OF INVESTMENTS

                                                                             19
                                                           FINANCIAL STATEMENTS

                                                                             22
                                                           FINANCIAL HIGHLIGHTS

                                                                             24
                                                  NOTES TO FINANCIAL STATEMENTS
AT A GLANCE

 KEMPER HIGH YIELD FUND TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2001 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                                                 KEMPER HIGH-YIELD FUND      KEMPER HIGH-YIELD FUND     LIPPER HIGH CURRENT YIELD
KEMPER HIGH-YIELD FUND CLASS A                           CLASS B                     CLASS C             FUNDS CATEGORY AVERAGE*
------------------------------                   ----------------------      ----------------------     -------------------------
-0.81                                                     -1.25                       -1.24                       -2.37

 NET ASSET VALUE

                                      AS OF     AS OF
                                     3/31/01   9/30/00
 ..........................................................
    KEMPER HIGH YIELD FUND CLASS A    $5.91     $6.34
 ..........................................................
    KEMPER HIGH YIELD FUND CLASS B    $5.90     $6.33
 ..........................................................
    KEMPER HIGH YIELD FUND CLASS C    $5.91     $6.35
 ..........................................................

 KEMPER HIGH YIELD FUND RANKINGS
 AS OF 3/31/01*
 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER HIGH CURRENT YIELD FUNDS CATEGORY

                            CLASS A               CLASS B               CLASS C
 ..........................................................................................
    1-YEAR
                       #209 of 368 funds     #217 of 368 funds     #216 of 368 funds
 ..........................................................................................
    5-YEAR
                        #66 of 135 funds      #94 of 135 funds      #92 of 135 funds
 ..........................................................................................
    10-YEAR
                        #23 of 53 funds             n/a                   n/a
 ..........................................................................................
    15-YEAR
                         #3 of 32 funds             n/a                   n/a
 ..........................................................................................
    20-YEAR
                         #2 of 22 funds             n/a                   n/a
 ..........................................................................................

*LIPPER, INC. RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MIGHT HAVE BEEN LESS FAVORABLE. RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUES FLUCTUATE, SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

 DIVIDEND AND YIELD REVIEW

 THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF MARCH 31, 2001

                                 CLASS A               CLASS B               CLASS C
 ...............................................................................................
    SIX-MONTH INCOME:            $0.3710               $0.3448               $0.3448
 ...............................................................................................
    MARCH DIVIDEND:              $0.0585               $0.0542               $0.0542
 ...............................................................................................
    ANNUALIZED
    DISTRIBUTION RATE+:           11.88%                11.02%                11.01%
 ...............................................................................................
    SEC YIELD+:                   11.99%                11.68%                11.79%
 ...............................................................................................

+CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN ANNUALIZED PERCENTAGE OF NET ASSET VALUE ON MARCH 31, 2001. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. THE SEC YIELD IS NET INVESTMENT INCOME PER SHARE EARNED OVER THE MONTH ENDED MARCH 31, 2001, SHOWN AS AN ANNUALIZED PERCENTAGE OF THE MAXIMUM OFFERING PRICE ON THAT DATE. THE SEC YIELD IS COMPUTED IN ACCORDANCE WITH THE STANDARDIZED METHOD PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION. YIELDS AND DISTRIBUTION RATES ARE HISTORICAL AND WILL FLUCTUATE.

YOUR FUND'S STYLE

 MORNINGSTAR INCOME FUNDS STYLE BOX(TM)

[MORNINGSTAR EQUITY STYLE  Source: Data provided by Morningstar, Inc.,
BOX]                       Chicago, IL. (312) 696-6000. The Morningstar
                           Income Style Box(TM) placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

                           THE STYLE BOX REPRESENTS A SNAPSHOT OF A FUND'S
                           PORTFOLIO ON A SINGLE DAY. PLEASE NOTE THAT STYLE
                           BOXES DO NOT REPRESENT AN EXACT ASSESSMENT OF RISK
                           AND DO NOT REPRESENT FUTURE PERFORMANCE. THE
                           FUND'S PORTFOLIO CHANGES FROM DAY TO DAY. A LONGER-
                           TERM VIEW IS REPRESENTED BY THE FUND'S MORNINGSTAR
                           CATEGORY, WHICH IS BASED ON ITS ACTUAL INVESTMENT
                           STYLE AS MEASURED BY ITS UNDERLYING PORTFOLIO
                           HOLDINGS OVER THE PAST THREE YEARS. CATEGORY
                           PLACEMENTS OF NEW FUNDS ARE ESTIMATED. MORNINGSTAR
                           HAS PLACED KEMPER HIGH YIELD FUND IN THE HIGH YIELD
                           BOND CATEGORY. PLEASE CONSULT THE PROSPECTUS FOR A
                           DESCRIPTION OF INVESTMENT POLICIES.

ECONOMIC OVERVIEW

ZURICH SCUDDER INVESTMENTS, INC., A LEADING GLOBAL INVESTMENT MANAGEMENT FIRM, IS A MEMBER OF THE ZURICH FINANCIAL SERVICES GROUP. ZURICH SCUDDER INVESTMENTS IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $360 BILLION IN ASSETS FOR CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS WORLDWIDE. HEADQUARTERED IN NEW YORK, ZURICH SCUDDER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES, BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES. HEADQUARTERED IN ZURICH, SWITZERLAND, ZURICH FINANCIAL SERVICES GROUP IS ONE OF THE GLOBAL LEADERS IN THE FINANCIAL SERVICES INDUSTRY, PROVIDING ITS CUSTOMERS WITH PRODUCTS AND SOLUTIONS IN THE AREA OF FINANCIAL PROTECTION AND ASSET ACCUMULATION.


DEAR SHAREHOLDER:

Just one year ago, the U.S. economy seemed to be on solid footing. Now, cracks have appeared virtually everywhere. Production and retail sales growth have plunged, profits have nose-dived, layoff announcements have soared and wealth has evaporated as a bear strides down Wall Street.

  U.S. economic growth ground almost to a halt during the winter, and there is little momentum heading into the spring. We have lowered our growth forecasts to just under 2 percent this year and a bit above 2 percent for 2002. That doesn't leave much of a cushion for anything to go wrong, and the chance of an outright recession is high -- about one in three.

  Naturally, the hunt is on for villains and scapegoats. The last decade's hero, Federal Reserve Board Chairman Alan Greenspan, risks becoming this year's flogging boy. Many believe he triggered the current economic slowdown and equity market drop by raising interest rates inappropriately. But our view is different: Greenspan should have tried harder to curb credit excesses and speculative imbalances early on, but he hardly created the euphoria single-handedly, and he is not solely responsible for the current malaise.

  For one idea of what did cause the current malaise, we only need look at the speed with which production and retail sales growth have headed south. Although it isn't unprecedented, big falloffs in sales and production do tend to set in motion a dangerous chain of events, one that very much increases the risks of recession.

  First, profits suffer. Not even the most trigger-happy, cost-cutting executive can save his bottom line in the short run when revenues dry up unexpectedly. And earnings disappointments for this cycle are flooding in. Fourth quarter 2000 Standard & Poor's (S&P) operating earnings were down 2 percent compared to a year ago, their first dip since 1998. More importantly, when CEOs confessed to missing their fourth quarter targets, they warned investors that the earnings outlook was bleak indeed. And the carnage is not confined to any particular sector. We agree that there is trouble ahead. We look for a 6.5 percent decline in S&P operating earnings this year, with profits not likely to touch bottom until early 2002.

  Profit shortfalls obviously force executives to curb capital spending, the second link in the chain. First, they have less money to bandy about. Second, why expand when you already have idle facilities? Factory operating rates have fallen to 78 percent, the lowest since the last recession. Services, such as advertising, have excesses, too. So we do think it's reasonable to expect declines in traditional capital goods, such as machine tools, trucks and office furniture. We've cut our capital spending estimate to around 3 percent for this year and next.

  Why have we forecast any capital spending growth at all? First, America has neglected its energy infrastructure, and now it is paying the price. Orders for energy generating capacity have catapulted, and natural gas exploration will mean soaring demand for pipelines, processing facilities and other equipment. Second, technology prices are falling again with a vengeance. That stimulates demand, especially since these products help save on labor, which is getting more expensive. Companies will probably try to hold the line on the dollars they spend for high-tech products for the next year or so, but we think the number of computers and storage devices they purchase will still go up.

  Still, despite our relative optimism that America is likely to avoid a capital spending bust, we doubt the country will soon return to the glory days of double-digit growth in either profits or investment. The equity market has taken this more sober outlook on board, and Wall Street is suffering its first bear market in over a decade.

  Bear markets are normally nothing to be afraid of, but the stock market has never been this big relative to the economy. At its peak last winter, equity market capitalization was 86 percent larger than gross domestic product (GDP), compared to 45 percent smaller in 1987. Wall Street matters more to the average family, too. Last winter, stocks comprised 27 percent of households' net worth, compared just 10 percent in 1987. The stocks Americans

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

   [BAR GRAPH]

                                            NOW(4/30/01)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                            ------------           ------------            ----------            -----------
10-year Treasury rate1                          5.10                   5.70                   6.00                   5.20
Prime rate2                                     7.75                   9.50                   9.00                   7.75
Inflation rate3*                                3.00                   3.50                   3.80                   1.70
The U.S. dollar4                                9.20                  11.30                   1.10                  -0.50
Capital goods orders5*                          1.70                  22.20                  13.30                   5.40
Industrial production 5*                        0.90                   6.10                   5.80                   3.70
Employment growth6                              0.50                   1.80                   2.50                   2.50

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 3/31/01.

SOURCE: ECONOMICS DEPARTMENT, ZURICH SCUDDER INVESTMENTS, INC.



own are even worth more than the equity they have in their homes. That's why, despite a sharp rise in house prices last year, falling stock prices dealt the biggest blow to the household wealth in over 25 years.

  Can U.S. consumers shrug off the big losses? We don't think so. There are only so many Scrooges who pile up money just to count it. People have been saving little because they assumed their stock market gains would take care of their retirement. Many are already having second thoughts; hence the frugality during the Christmas shopping season and the falloff in consumer confidence. History tells us to expect much slower consumer spending when net worth is under pressure.

  So far, though, consumers haven't panicked. Vehicle sales ran at a fantastic rate of more than 17,000,000 annually during the opening months of the year (although we expect sales to slump once car makers cut back on incentives). Recreation spending is up sharply, especially at casinos and amusement parks. Folks are not eager to buy another personal computer, but they're still having a love affair with the Internet: Annualized spending on Internet service providers was $22 billion in the first two months of this year (the latest data available from the Bureau of Economic Analysis compared to less than $10 billion in the first two months of 2000.

  Despite these bright spots, we think businesses vying for a share of consumer wallets will find it tough going during the next couple of years. As long as we get a substantial tax cut -- and soon! -- shoppers will probably stay in the game. But we doubt overall consumption will rise much more than two percent for the next couple of years, as the damage the bear market has done sinks in.

  As the clouds gather over both capital spending and consumption, a little help from our friends would be most welcome. We're not likely to get much. Japan's economy is struggling. Smaller Asian nations are hurting from the rout in the electronics industry, among other things. Political problems have resurfaced in the largest economies in South America. And Europe is slowing down. This is not the stuff of vibrant export growth, and the surprisingly strong dollar has provided an additional headwind. Export volume actually declined in the final quarter of 2000, and we've trimmed this year's export growth estimate to 3 percent to 4 percent from the 7 percent to 8 percent we thought likely three months ago. With imports still pouring in, trade will likely be a drag on U.S. growth in 2001 and 2002, just as it has been every year since 1996.

  As virtually every part of the economy decelerates, it puts enormous strain on the credit markets, the final link

ECONOMIC OVERVIEW

in our chain and the one that holds everything together. The most recent boom encouraged virtually everyone to borrow. People expected profits and incomes to grow so fast that making future payments would be no problem.

  Now, falling profits and surging layoffs will test that optimism. There's little margin for error. Debt service now eats up 14.3 percent of families' after-tax income, an all time high. And non-financial companies have pushed their debt up to 64 percent of GDP, only a smidgen lower than during the junk bond heyday. Defaults are high.

  But consumers and non-financial businesses look downright conservative next to financial companies. In just the past six years, they've doubled their leverage -- from under $4 trillion to over $8 trillion, or nearly 85 percent of GDP. Most of this debt is backed by other debt, such as mortgage pools, asset-backed securities and other structured products. But that doesn't mean it's risk free. The math underlying the securities is complex, counter-parties to the transactions are legion and markets must be almost perfectly liquid to assure constant refunding. The whizzes who concocted this financial legerdemain had better hope they got their models right. So should the rest of us. Of all the risks that come from a slowing economy, a breakdown in the credit markets would have the greatest fallout of all.

  Economic slowdowns and bear markets are no fun whatsoever. They test a country's policymakers, businesspeople and citizens. So far, the evidence strongly suggests that all are keeping their heads and acting appropriately. If that continues to be the case -- as we expect it will -- the worst should be behind us sometime in the second half of the year. Until then, be careful out there.

Zurich Scudder Investments, Inc.

Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF ZURICH SCUDDER INVESTMENTS, INC. AS OF APRIL 25, 2001, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A PROSPECTUS, DOWNLOAD ONE FROM WWW.SCUDDER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

ECONOMIC OVERVIEW

                           [INTENTIONALLY LEFT BLANK]

[RESIS PHOTO]
HARRY RESIS JOINED ZURICH SCUDDER INVESTMENTS, INC. IN 1988 AND IS A MANAGING DIRECTOR. HE IS ALSO LEAD PORTFOLIO MANAGER OF KEMPER HIGH YIELD FUND, KEMPER HIGH YIELD FUND II AND KEMPER HIGH YIELD OPPORTUNITY FUND AND HANDLES ALL OF THE TRADING ACTIVITY FOR THE FUNDS.

[DOYLE PHOTO]

DAN DOYLE HAS BEEN INVOLVED WITH KEMPER HIGH YIELD FUND IN BOTH RESEARCH AND TRADING SINCE 1986 AND IS A SENIOR TRADER FOR THE FUND. DOYLE RECEIVED HIS M.B.A. FROM THE UNIVERSITY OF CHICAGO.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

PERFORMANCE UPDATE


                             THE HIGH YIELD BOND MARKET APPEARS TO BE AT THE BEGINNING OF A SLOW RENAISSANCE. SHARP CUTS IN SHORT-TERM INTEREST RATES AND A HIGHLY VOLATILE STOCK MARKET HAVE BEEN THE CATALYSTS FOR A STRONG REBOUND IN BOND PRICES THAT BEGAN IN JANUARY 2001. TELECOM BONDS HAVE REMAINED WEAK, HOWEVER, AS THE TECHNOLOGY AND COMMUNICATIONS SECTORS FACE CONTINUING CREDIT CONCERNS AND REDUCED INVESTOR SUPPORT.


 Q
      HOW DID KEMPER HIGH YIELD FUND PERFORM FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2001?

A
      We have had two very different high yield bond markets since autumn. The fourth calendar quarter of 2000 was marked by across-the-board weakness and negative returns. But in January, conditions turned around. The Federal Reserve Board's 150-basis-point cut in short-term interest rates in the first quarter reinvigorated investor enthusiasm for fixed-income securities. High yield bonds were one of the better-performing asset classes between the end of September and the end of March.

  Kemper High Yield Fund's 0.81 percent decline (total return for Class A shares unadjusted for sales charges) for the six months ended March 31, 2001, was modest compared with the bloodletting in the stock market. The unmanaged Nasdaq Composite Index sank 49.90 percent, the unmanaged Standard & Poor's 500 index plummeted 18.74 percent, and the unmanaged Russell 2000 Index, a measure of small-company stocks, dropped 6.82 percent.

  The JP Morgan Global High Yield Bond Index, whose returns also do not include the expenses of actively managing a portfolio, rose 0.12 percent for the period.

  Because we maintained a well-diversified portfolio and strong weighting in relatively higher-quality BB-rated securities, Kemper High Yield Fund outperformed the


HIGH YIELD BOND YIELDS (YIELD-TO-WORST) VS. 10-YEAR TREASURIES
MARCH 31, 1996 TO MARCH 31, 2001

[BAR GRAPH]
SOURCES: BLOOMBERG BUSINESS NEWS, MERRILL LYNCH

INTEREST PAYMENTS AND RETURN OF PRINCIPAL FOR HIGH YIELD BONDS, UNLIKE TREASURIES, ARE NOT GUARANTEED BY THE U.S. GOVERNMENT. YIELDS ARE AN AVERAGE OF BONDS WITH B RATINGS AND A SIMILAR DURATION TO 10-YEAR TREASURIES. HIGH YIELD BONDS INVOLVE MORE CREDIT RISK THAN INVESTMENT-GRADE SECURITIES. TREASURY BONDS HAVE NO CREDIT RISK.

YIELD-TO-WORST IS AN EXPRESSION OF THE CURRENT INCOME POTENTIAL OF A BOND, ASSUMING THE ISSUER WILL CALL OR REFINANCE THE BOND AT THE FIRST AVAILABLE OPPORTUNITY, WHICH IS USUALLY SPECIFIED WHEN A BOND IS ISSUED.

*THE MERRILL LYNCH HIGH YIELD MASTER INDEX IS AN UNMANAGED GROUP OF
 LOWER-QUALITY BONDS THAT VARY IN MATURITY AND QUALITY.

PERFORMANCE UPDATE

average high yield bond fund for the six months ended March 31. The average fund in Lipper's high current yield category fell 2.37 percent for the period. Still, in our view, long-term results are what really matter, and we are pleased to report that over the five- and 10-year periods ended March 31, the fund delivered above-average results. For the 15- and 20-year periods ended March 31, Kemper High Yield Fund's returns ranked in the top 10 percent of its Lipper peer group (as shown on page 2).

Q     HOW DID HIGH YIELD BONDS PERFORM RELATIVE TO OTHER TYPES OF BONDS?

A     Government securities have historically reacted more quickly to changes in
Federal Reserve monetary policy than corporate high yield debt, and this was true for the first half of the fund's fiscal year. The unmanaged Lehman Brothers Aggregate Bond Index, which includes both government and high-quality corporate bonds, rose 7.37 percent for the six months ended March 31.

  Consequently, the interest-rate differential between 10-year Treasuries and high yield bonds, most of which have 10-year maturities, increased. The difference in yield, or spread, between 10-year Treasuries (4.92 percent yield) and high yield bonds (13.49 average yield as measured by JP Morgan) widened from 740 basis points to 857 basis points. Thus, as of March 31, high yield bonds offered nearly three times the income potential of comparable-maturity government securities for investors comfortable with taking additional risk. This is a historically attractive level that we think may help fuel additional investor demand for high yield securities in the coming months.

Q     HOW DID YOU POSITION KEMPER HIGH YIELD FUND'S PORTFOLIO DURING THE PAST
SIX MONTHS?

A     During the fourth quarter of 2000, we upgraded the quality of the fund's portfolio, keeping an above-average percentage of assets in BB-rated securities relative to many of our peers. We also reduced the percentage of B-rated securities from 64 percent as of September 30 to 56 percent as of December 31 and held a 9 percent position in long-term Treasuries to add stability and benefit from what we anticipated would be a decline in interest rates. As rates fell more sharply than expected in the first quarter and the dynamics of the high yield market improved, we sold our Treasuries at a profit and redeployed assets to selected B-rated securities to maximize total return potential. Throughout the period, we focused on a smaller number of larger, more liquid bond issues, and on companies with relatively solid cash flow and proven management.

  For the remainder of the year, we will look for opportunities among undervalued bonds and new-issue bonds with B ratings, while maintaining our holdings of higher-quality BB bonds. In the long run, we believe this positioning will benefit total return, especially if it takes longer than expected to revive U.S. economic growth.

Q     HOW HAS THE U.S. ECONOMIC SLOWDOWN AFFECTED THE CREDITWORTHINESS OF HIGH
YIELD BOND ISSUERS?

A     One source of anxiety hanging over high yield bonds has been the growing size of the distressed high yield market. Between September 30 and March 31, 2001, the 12-month trailing default rate for high yield bonds climbed from less than 4 percent to 5.7 percent as of March 31, 2001, the highest point since the early 1990s. Many bonds issued by telecom companies have suffered because sales and

 HIGH YIELD BOND MARKET -- AVERAGE YIELDS BY CREDIT QUALITY

(BASED ON JP MORGAN GLOBAL HIGH YIELD BOND INDEX (THE FUND'S BENCHMARK)

                                YIELD 3/31/01              % OF BENCHMARK
--------------------------------------------------------------------------------
    BB BONDS                         8.87%                        31%
 ................................................................................
    B BONDS                         11.89                         56
 ................................................................................
    CCC BONDS                       24.59                         12
 ................................................................................
    NONRATED BONDS                  29.47                          1
--------------------------------------------------------------------------------

SOURCE: JP MORGAN

YIELDS SHOWN ABOVE DO NOT REPRESENT THE CURRENT YIELD OF KEMPER HIGH YIELD FUND. THE JP MORGAN GLOBAL HIGH YIELD BOND INDEX IS AN UNMANAGED GROUP OF LOWER-QUALITY BONDS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THE INDEX.

 U.S. HIGH YIELD BOND PERFORMANCE BY RATING CATEGORY

(SEPTEMBER 30, 2000 TO MARCH 31, 2001)

                CATEGORY                          CUMULATIVE TOTAL RETURN
--------------------------------------------------------------------------------
    BB                                                      6.42%
 ................................................................................
    B                                                      -0.23
 ................................................................................
    CCC                                                   -14.61
 ................................................................................
    NONRATED                                              -26.03
--------------------------------------------------------------------------------

SOURCE: JP MORGAN

PERFORMANCE UPDATE
TERMS TO KNOW

profits have not lived up to expectations as the technology sector's short-term growth prospects began to unravel. Overall, rising oil prices, a weak euro (which made the goods of domestic companies that export more expensive for Europeans to buy) and higher operating costs put pressure on the cash flows of many high yield bond issuers during the past six months.

Q     ARE TECHNOLOGY AND TELECOM BONDS A BIG PART OF THE HIGH YIELD MARKET OR
KEMPER HIGH YIELD FUND?

A     Wire-line telecom, wireless telecom and cable television bonds are the three biggest components of the high yield market, as measured by the JP Morgan Global High Yield Bond Index. Together they accounted for 25.8 percent of the index as of March 31 as well as a substantial share of assets in Kemper High Yield Fund. We focused on cable bonds during the first half of fiscal year 2001, and the value of these bonds generally held up well during the period.

Q     THERE ARE MANY TECHNICAL INDICATORS TO MEASURE INVESTOR ENTHUSIASM FOR
STOCKS, INCLUDING INITIAL PUBLIC OFFERING ACTIVITY, WHICH HAS FALLEN OFF SHARPLY. HOW ACTIVE IS THE MARKET FOR HIGH YIELD BONDS?

A About $33.1 billion in high yield debt was issued during the first quarter of 2001, more than eight times the $3.8 billion sold for the entire fourth quarter of 2000. We think the inability of some firms to raise enough capital in the equity markets (given volatile conditions) is helping fuel an increased level of issuance in high yield debt. While the amount of new money entering the market has slowed since January, high yield mutual fund flows remain positive, according to JP Morgan. In the first quarter, $7 billion of new money was invested in high yield mutual funds, compared with a $3.5 billion outflow in the first quarter of 2000. New issues were easily absorbed by this cash flow.

Q     MANY CORPORATIONS THAT ISSUE HIGH YIELD BONDS ALSO HAVE PUBLICLY TRADED
STOCKS. IF THE EQUITY MARKET REMAINS WEAK, WON'T THAT AFFECT THE HIGH YIELD MARKET?

A     History suggests the high yield market can do well even when the stock market does not. In 1991, when the United States emerged from recession and the high yield bond default rate peaked at almost 12 percent, high yield bonds provided returns of nearly 40 percent, according to Merrill Lynch. At the time, the market began to recover well before defaults peaked. From the start of 1991, the average high yield spread declined from about 970 basis points to 600 basis points by the time the high yield default rate peaked in June, according to Bloomberg Business News.

  No doubt, high yield bond prices will fluctuate in the coming months, and there may be periods of weakness. The effects of the Fed's rate cuts are not immediate, and we may be experiencing a recession that's a bit different from those that have occurred since the end of World War II. In our view, the current economic slowdown comes after several years of excess and imprudent investment in many sectors, particularly technology. It may take more than a year for inventory and financial excesses to be resolved.

  However, we are encouraged by the fact that after three years of weakness, the high yield market is again gaining recognition for its potential to diversify an equity portfolio and temper volatility. While we can't say the strong relative performance of high yield bonds will continue, we believe keeping a high yield bond mutual fund in a well-balanced portfolio makes more sense than ever.

BASIS POINT The movement of interest rates or yields expressed in hundredths of a percent. For example, an increase in yield from 5 percent to 6.50 percent is 150 basis points.

CREDIT SPREAD The difference in yields between higher-quality and lower-quality bonds, typically comparing the same types of bonds. For example, if AAA-rated corporate bonds yield 5 percent, and BBB-rated corporate bonds yield 6 percent, the credit spread is 1 percent. When the spread becomes less because the higher yield drops or the lower yield rises, the spread is said to narrow. When the opposite occurs, the spread is said to widen.

DEFAULT Failure of a borrower to pay what is owed when it is owed. The default rate of high yield bonds can be measured as the percentage of bond issuers who are not meeting their obligations at a given point in time.

FEDERAL FUNDS RATE The interest rate that banks charge each other on overnight loans. The Federal Reserve Board's Open Market Committee sets a target rate to either make credit more easily available or tighten monetary policy in an attempt to avoid economic imbalances such as high inflation.

PORTFOLIO STATISTICS

KEMPER HIGH YIELD FUND

    PORTFOLIO COMPOSITION BY SECTOR*    ON 3/31/01            ON 9/30/00
-------------------------------------------------------------------------------
    TELECOMMUNICATIONS                      24%                   24%
 ...............................................................................
    CONSUMER CYCLICALS                      22                    20
 ...............................................................................
    MEDIA                                   16                    17
 ...............................................................................
    BASIC INDUSTRIES                         9                    11
 ...............................................................................
    CAPITAL GOODS                            9                     9
 ...............................................................................
    CONSUMER NONCYCLICALS                    7                     6
 ...............................................................................
    ENERGY AND UTILITIES                     7                     4
 ...............................................................................
    U.S. TREASURIES                          0                     2
 ...............................................................................
    COMMON AND PREFERRED STOCK               2                     2
 ...............................................................................
    TRANSPORTATION                           1                     2
 ...............................................................................
    CASH AND EQUIVALENTS                     3                     3
-------------------------------------------------------------------------------
                                           100%                  100%

[PIE CHART] [PIE CHART]

    QUALITY                             ON 3/31/01            ON 9/30/00
-------------------------------------------------------------------------------
    AAA TO A                                 2%                    2%
 ...............................................................................
    BBB                                      5                     6
 ...............................................................................
    BB                                      17                    20
 ...............................................................................
    B                                       62                    64
 ...............................................................................
    BELOW B AND NONRATED                    14                     8
-------------------------------------------------------------------------------
                                           100%                  100%

[PIE CHART] [PIE CHART]

                                        ON 3/31/01            ON 9/30/00
-------------------------------------------------------------------------------
    AVERAGE MATURITY                    5.8 years             6.3 years
 ...............................................................................
    AVERAGE DURATION                    3.7 years             3.7 years
-------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER HIGH YIELD FUND
Portfolio of Investments as of March 31, 2001 (Unaudited)

    REPURCHASE AGREEMENTS--0.8%                                                      PRINCIPAL AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------------------------
                                       J.P. Morgan Chase & Co., 5.420%, to be
                                         repurchased at $21,509,711 on 04/02/2001(b)   $21,500,000      $   21,500,000
                                       State Street Bank and Trust Company, 5.230%,
                                         to be repurchased at $359,156 on
                                         04/02/2001(b)                                     359,000             359,000
                                       -----------------------------------------------------------------------------------
                                       TOTAL REPURCHASE AGREEMENTS
                                       (Cost $21,859,000)                                                   21,859,000
                                       -----------------------------------------------------------------------------------
    U.S. TREASURY OBLIGATIONS--1.5%
--------------------------------------------------------------------------------------------------------------------------
                                       U.S. Treasury Bond, 15.750%, 11/15/2001
                                       (Cost $42,921,875)                               40,000,000          42,743,600
                                       -----------------------------------------------------------------------------------
    CORPORATE BONDS--94.6%
--------------------------------------------------------------------------------------------------------------------------

    CONSUMER DISCRETIONARY--13.5%
                                       AFC Enterprises, 10.250%, 05/15/2007             22,680,000          23,020,200
                                       AMF Bowling, Inc.:
                                         10.875%, 06/15/2006*                           33,642,000           4,962,195
                                         Step-up Coupon, 0% to 03/15/2001, 12.250%
                                         to 03/15/2006*                                 20,291,000           2,992,923
                                       Advantica Restaurant Co., 11.250%, 01/15/2008     5,396,934           3,400,068
                                       Ameristar Casino, Inc., 10.750%, 02/15/2009      16,160,000          16,523,600
                                       Avondale Mills, 10.250%, 05/01/2006              22,291,000          21,733,725
                                       Boca Resorts, Inc., 9.875%, 04/15/2009           18,775,000          18,775,000
                                       Cinemark USA, Inc., 8.500%, 08/01/2008           19,710,000          13,994,100
                                       Circus Circus Mandalay Resort Group, 6.450%,
                                         02/01/2006                                      3,640,000           3,390,223
                                       Color Tile, Inc., 10.750%, 12/15/2001*           20,480,000             204,800
                                       Eldorado Resorts, 10.500%, 08/15/2006            17,981,000          18,138,334
                                       Finlay Enterprises, Inc., 9.000%, 05/01/2008      4,380,000           4,029,600
                                       Finlay Fine Jewelry Co., 8.375%, 05/01/2008      15,944,000          14,827,920
                                       Galey & Lord, Inc., 9.125%, 03/01/2008            8,880,000           5,683,200
                                       Guitar Center Management, 11.000%, 07/01/2006    19,962,000          19,388,092
                                       Harvey's Casino Resorts, 10.625%, 06/01/2006     19,470,000          20,443,500
                                       Hasbro, Inc., 8.500%, 03/15/2006                  3,560,000           3,213,989
                                       Hines Horticulture, Inc., 11.750%, 10/15/2005    12,183,000          11,208,360
                                       Horseshoe Gaming Holdings, 8.625%, 05/15/2009     8,340,000           8,277,450
                                       Horseshoe Gaming LLC, 9.375%, 06/15/2007          5,440,000           5,603,200
                                       Imperial Home Decor Group, Inc., 11.000%,
                                         03/15/2008*                                    12,740,000              63,700
                                       International Game Technology, 8.375%,
                                         05/15/2009                                     15,010,000          15,385,250
                                       Krystal Inc., 10.250%, 10/01/2007                10,190,000           5,298,800
                                       MGM Grand, Inc., 9.750%, 06/01/2007              20,070,000          21,324,375
                                       MGM Mirage, Inc., 8.500%, 09/15/2010             25,100,000          26,195,991
                                       Mandalay Resort Group, 9.500%, 08/01/2008         5,150,000           5,381,750
                                       Mohegan Tribal Gaming Authority: 8.125%,
                                         01/01/2006                                     11,950,000          12,099,375
                                         8.750%, 01/01/2009                              6,600,000           6,773,250
                                         National Vision Association, Ltd., 12.750%,
                                         10/15/2005*                                    23,240,000           9,296,000
                                       Perkins Finance, L.P., 10.125%, 12/15/2007       11,550,000          10,972,500
                                       Restaurant Co., Step-up Coupon, 0% to
                                         05/15/2003, 11.250% to 05/15/2008              21,780,000           8,712,000
                                       Sealy Mattress Co.:
                                         Step-up Coupon, 0% to 12/15/2002, 10.875%
                                         to 12/15/2007                                  14,610,000          12,564,600
                                         9.875%, 12/15/2007                              6,400,000           6,576,000

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------------------------
                                       Six Flags, Inc., 9.500%, 02/01/2009             $ 7,210,000      $    7,318,150
                                       Specialty Retailers, Inc.:
                                         8.500%, 07/15/2005*                             5,145,000             250,819
                                         9.000%, 07/15/2007*                            19,715,000             172,506
                                       Station Casinos, Inc.:
                                         9.750%, 04/15/2007                              8,050,000           8,251,250
                                         10.125%, 03/15/2006                             3,633,000           3,755,614
                                       Venetian Casino, 12.250%, 11/15/2004              1,300,000           1,345,500
                                       -----------------------------------------------------------------------------------
                                                                                                           381,547,909
--------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--1.4%
                                       Dyersburg Corp., 9.750%, 09/01/2007*             18,155,000           1,497,788
                                       Fleming Companies, Inc., 10.125%, 04/01/2008      6,850,000           7,055,500
                                       Grove Worldwide LLC, 9.250%, 05/01/2008          12,580,000             880,600
                                       Jafra Cosmetics International, Inc., 11.750%,
                                         05/01/2008                                     20,920,000          20,501,600
                                       US Can Corp., 12.375%, 10/01/2010                 8,470,000           8,914,675
                                       -----------------------------------------------------------------------------------
                                                                                                            38,850,163
--------------------------------------------------------------------------------------------------------------------------

    HEALTH--2.8%
                                       Dade International, Inc., 11.125%, 05/01/2006    32,980,000           6,596,000
                                       MEDIQ, Inc., 11.000%, 06/01/2008*                 4,850,000              48,500
                                       Magellan Health Services, Inc., 9.000%,
                                         02/15/2008                                     15,980,000          14,901,350
                                       Mariner Post-Acute Network, Inc.:
                                         Step-up Coupon, 0% to 11/01/2002, 10.500%
                                         to 11/01/2007*                                 58,210,000             291,050
                                         10.500%, 08/01/2006                            26,160,000          25,440,600
                                       Tenet Healthcare Corp., 9.250%, 09/01/2010       29,160,000          32,221,800
                                       -----------------------------------------------------------------------------------
                                                                                                            79,499,300
--------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--25.1%
                                       Airgate PCS, Inc., Step-up Coupon, 0% to
                                         10/01/2004, 13.500% to 10/01/2009               2,080,000           1,258,400
                                       Allegiance Telecom, Inc.:
                                         Step-up Coupon, 0% to 02/15/2003, 11.750%
                                         to 02/15/2008                                  11,000,000           7,590,000
                                         12.875%, 05/15/2008                            17,930,000          17,571,400
                                       American Tower Corp., 9.375%, 02/01/2009         18,960,000          18,154,200
                                       Call-Net Enterprises, Inc.:
                                         Step-up Coupon, 0% to 05/15/2004, 10.800%
                                         to 05/15/2009                                   3,940,000             610,700
                                         Step-up Coupon, 0% to 8/15/2003, 8.940% to
                                         08/15/2008                                      2,525,000             429,250
                                         9.375%, 05/15/2009                              8,680,000           2,343,600
                                       Communicacion Cellular, S.A., Step-up Coupon,
                                         0% to 09/29/2000, 14.125% to 03/01/2005        33,190,000          25,224,400
                                       Crown Castle International Corp., Step-up
                                         Coupon, 0% to 11/15/2002, 10.625% to
                                         11/15/2007                                      9,840,000           8,118,000
                                       Dobson Communications Corp., 10.875%,
                                         07/01/2010                                      4,940,000           5,038,800
                                       Dolphin Telecom PLC, Step-up-Coupon, 0% to
                                         05/15/2004, 14% to 05/15/2009                  13,860,000             970,200
                                       Esprit Telecom Group PLC: 10.875%,
                                         06/15/2008*                                    10,060,000             201,200
                                         11.500%, 12/15/2007*                           23,270,000             465,400
                                       Exodus Communications, Inc., 11.625%,
                                         07/15/2010                                     21,800,000          17,549,000
                                       FairPoint Communications, 12.500%, 05/01/2010    22,310,000          20,971,400
                                       Global Crossing Holdings Ltd.:
                                         9.500%, 11/15/2009                             21,340,000          20,006,250
                                         9.625%, 05/15/2008                              9,000,000           8,482,500

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------------------------
                                       Global Telesystems Group, 9.875%, 02/15/2005    $ 5,000,000      $    1,100,000
                                       ICG Holdings, Inc., Step-up Coupon, 0% to
                                         09/15/2000, 13.500% to 09/15/2005*             44,660,000           2,679,600
                                       Impsat Corp., 12.375%, 06/15/2008                21,990,000          11,214,900
                                       Insight Communications Co., Inc., 12.250%,
                                         02/15/2011                                     16,850,000           9,225,375
                                       Intermedia Communications of Florida, Inc.:
                                         Step-up Coupon, 0% to 05/15/2001,
                                         12.500% to 05/15/2006                          21,080,000          21,185,400
                                       Step-up Coupon, 0% to 07/15/2002,
                                         11.250% to 07/15/2007                          25,885,000          22,519,950
                                       KMC Telecom Holdings, Inc.:
                                         Step-up Coupon, 0% to 02/15/2003,
                                         12.500% to 02/15/2008                          44,960,000           3,821,600
                                         13.500%, 05/15/2009                            17,275,000           4,232,375
                                       Level 3 Communications, Inc.:
                                         Step-up Coupon, 0% to 03/15/2005,
                                         12.875% to 03/15/2010                          21,500,000           8,170,000
                                         11.000%, 03/15/2008                            35,210,000          27,551,825
                                       MGC Communications, 13.000%, 10/01/2004          21,256,000          12,753,600
                                       McLeodUSA, Inc., 11.375%, 01/01/2009             18,360,000          17,992,800
                                       MetroNet Communications Corp.:
                                         Step-up Coupon, 0% to 11/01/2002,
                                         10.750% to 11/01/2007                          10,450,000           9,379,816
                                       Step-up Coupon, 0% to 06/15/2003,
                                         9.950%, 06/15/2008                             25,235,000          20,967,862
                                         10.625%, 11/01/2008                            16,190,000          17,956,960
                                         12.000%, 08/15/2007                             8,280,000           9,215,218
                                       Metromedia Fiber Network, Inc., 10.000%,
                                         11/15/2008                                     13,170,000          10,931,100
                                       Millicom International Cellular, S.A.,
                                         Step-up Coupon, 0% to 06/01/2001, 13.500%
                                         to 06/01/2006                                  35,875,000          31,928,750
                                       Nextel Communications, Inc.:
                                         9.500%, 02/01/2011                             58,570,000          49,784,500
                                         12.000%, 11/01/2008                             8,270,000           8,228,650
                                       Nextlink Communications, Inc., 12.500%,
                                         04/15/2006                                     14,160,000          10,266,000
                                       PTC International Finance:
                                         Step-up Coupon, 0% to 07/01/2002,
                                         10.750% to 07/01/2007                          16,630,000          13,470,300
                                         11.250%, 12/01/2009                             3,700,000           3,811,000
                                       Price Communications Wireless, 9.125%,
                                         12/15/2006                                     21,710,000          22,307,025
                                       Primus Telecommunications Group:
                                         11.250%, 01/15/2009                             3,720,000           1,041,600
                                         11.750%, 08/01/2004                            22,386,000           6,268,080
                                         12.750%, 10/15/2009                             8,080,000           2,262,400
                                       Rogers Cantel, 9.750%, 06/01/2016                43,135,000          46,477,963
                                       SBA Communications Corp.:
                                         Step-up Coupon, 0% to 03/01/2003, 12.000%
                                         to 03/01/2008                                  16,390,000          12,948,100
                                         10.250%, 02/01/2009                             9,350,000           8,742,250
                                       Spectrasite Holdings, Inc.:
                                         Step-up Coupon, 0% to 4/15/2004,
                                         11.250% to 04/15/2009                          13,480,000           6,167,100
                                       Step-up Coupon, 0% to 7/15/2003,
                                         12.000% to 07/15/2008                          32,540,000          18,873,200
                                       Telecorp PCS, Inc., Step-up-Coupon, 0% to
                                         4/15/2004, 11.625% to 4/15/2009                 5,790,000           3,850,350

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------------------------
                                       Teligent, Inc., Step-up Coupon, 0% to
                                         03/01/2003, 11.500% to 03/01/2008             $ 9,970,000      $       99,700
                                       Time Warner Telecom, Inc., 10.125%,
                                         02/01/2011                                     13,600,000          13,600,000
                                       Tritel PCS Inc.:
                                         Step-up Coupon, 0% to 5/01/2004,
                                         12.750% to 5/15/2009                           19,580,000          12,922,800
                                         10.375%, 01/15/2011                            11,850,000          11,346,375
                                       Triton Communications LLC, Step-up Coupon, 0%
                                         to 05/01/2003, 11.000% to 05/01/2008           17,960,000          13,874,100
                                       Triton PCS, Inc., 9.375%, 02/01/2011              5,000,000           4,825,000
                                       Versatel Telecom:
                                         11.875%, 07/15/2009                             4,540,000           2,678,600
                                         13.250%, 05/15/2008                            15,730,000           9,595,300
                                       Voicestream Wireless Corp., 10.375%,
                                         11/15/2009                                     24,420,000          26,739,900
                                       -----------------------------------------------------------------------------------
                                                                                                           707,992,124
--------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--1.6%
                                       Choctaw Resort Development, 9.250%,
                                         04/01/2009                                      6,220,000           6,321,075
                                       FRD Acquisition, 12.500%, 07/15/2004*             2,350,000             352,500
                                       Golden Tree High Yield Opportunities I,
                                         13.054%, 10/31/2007                             1,500,000           1,544,850
                                       HMH Properties Inc.:
                                         7.875%, 08/01/2008                             36,410,000          34,589,500
                                         8.450%, 12/01/2008                              1,600,000           1,572,000
                                       -----------------------------------------------------------------------------------
                                                                                                            44,379,925
--------------------------------------------------------------------------------------------------------------------------

    MEDIA--16.9%
                                       AMFM, Inc., 8.000%, 11/01/2008                   21,930,000          22,807,200
                                       Adelphia Communications Corp.: 9.875%,
                                         03/01/2007                                      2,729,000           2,735,823
                                         10.875%, 10/01/2010                             7,260,000           7,695,600
                                       American Lawyer Media, Inc.:
                                       Step-up Coupon, 0% to 12/15/2002,
                                         12.250% to 12/15/2008                           3,570,000           2,284,800
                                         9.750%, 12/15/2007                              2,910,000           2,655,375
                                       Australis Holdings, Step-up Coupon 0% to
                                         11/01/2000, 15.000% to 11/01/2002              49,213,000               4,921
                                       Avalon Cable of Michigan, Step-up Coupon 0%
                                         to 12/1/2003, 11.875% to 12/01/2008            21,170,000          16,247,975
                                       CSC Holdings, Inc.:
                                         8.125%, 08/15/2009                              5,156,000           5,245,013
                                         8.125%, 07/15/2009                              5,200,000           5,288,052
                                         9.250%, 11/01/2005                             12,740,000          13,249,600
                                         10.500%, 05/15/2016                            35,875,000          39,910,938
                                       Charter Communications Holdings LLC:
                                         8.250%, 04/01/2007                             21,670,000          20,721,937
                                         11.125%, 01/15/2011                            20,630,000          22,022,525
                                         11.750%, 01/15/2010                            17,790,000          12,097,200
                                         13.500%, 01/15/2011                            27,550,000          17,356,500
                                       Comcast UK Cable Partners, Ltd., Step-up
                                         Coupon 0% to 11/15/2000, 11.200% to
                                         11/15/2007                                     10,725,000           9,652,500
                                       Diamond Cable Communications PLC, Step-up
                                         Coupon, 0% to 12/15/2000,
                                         11.750% to 12/15/2005                          14,660,000          13,560,500
                                       Echostar DBS Corp.:
                                         9.250%, 02/01/2006                             21,930,000          21,902,588
                                         9.375%, 02/01/2009                             11,485,000          11,513,712
                                       Frontiervision LP, 11.000%, 10/15/2006           14,450,000          14,955,750
                                       Hasbro, Inc., 7.950%, 03/15/2003                  3,230,000           3,081,824

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------------------------
                                       Interep National Radio Sales, Inc., 10.000%,
                                         07/01/2008                                    $17,440,000      $   12,753,000
                                       NTL, Inc.:
                                       Step-up Coupon, 0% to 02/01/2001,
                                         11.500% to 02/01/2006                           4,300,000           3,827,000
                                         11.500%, 10/01/2008                            34,965,000          30,769,200
                                       Outdoor Systems, Inc., 9.375%, 10/15/2006        32,270,000          34,206,200
                                       Panavision, Inc., Step-up Coupon, 0% to
                                         02/01/2002, 9.625% to 02/01/2006               19,840,000           4,960,000
                                       Renaissance Media Group, Step-up Coupon, 0%
                                         to 04/15/2003, 10.000% to 04/15/2008           16,065,000          12,209,400
                                       Rogers Cablesystems Ltd., 10.000%, 03/15/2005     8,120,000           8,789,900
                                       Sinclair Broadcast Group, 10.000%, 09/30/2005     7,190,000           6,884,425
                                       Star Choice Communications, Inc., 13.000%,
                                         12/15/2005                                      3,850,000           4,177,250
                                       TeleWest Communications PLC:
                                       Step-up Coupon, 0% to 10/01/2000,
                                         11.000% to 10/01/2007                          40,309,000          39,502,820
                                         11.250%, 11/01/2008                            19,430,000          19,527,150
                                       Transwestern Publishing:
                                         Step-up Coupon, 0% to 11/15/2002,
                                         11.875% to 11/15/2008                           5,885,000           5,031,675
                                         9.625%, 11/15/2007                              8,650,000           8,671,625
                                       United International Holdings, Step-up
                                         Coupon, 0% to 02/15/2003, 10.750% to
                                         02/15/2008                                     35,400,000          16,992,000
                                       United Pan-Europe Communications, 10.875%,
                                         11/01/2007                                      6,830,000           4,678,550
                                       -----------------------------------------------------------------------------------
                                                                                                           477,970,528
--------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--3.8%
                                       Allied Waste North America, Inc., 10.000%,
                                         08/01/2009                                      8,240,000           8,404,800
                                       Avis Group Holdings, Inc., 11.000%,
                                         05/01/2009                                     18,350,000          20,368,500
                                       Coinmach Corp., 11.750%, 11/15/2005              50,260,000          51,013,900
                                       Kindercare Learning Centers, Inc., 9.500%,
                                         02/15/2009                                     18,100,000          17,376,000
                                       La Petite Academy, Inc., 10.000%, 05/15/2008     12,320,000           8,377,600
                                       Spincycle, Inc., Step-up Coupon, 0% to
                                         05/01/2001, 12.750% to 05/01/2005              26,295,000           2,070,731
                                       -----------------------------------------------------------------------------------
                                                                                                           107,611,531
--------------------------------------------------------------------------------------------------------------------------

    DURABLES--1.7%
                                       Airxcel, 11.000%, 11/15/2007                      7,485,000           3,892,200
                                       DeCrane Aircraft Holdings, Inc., 12.000%,
                                         09/30/2008                                     13,840,000          13,286,400
                                       Fairchild Corp., 10.750%, 04/15/2009              7,830,000           6,185,700
                                       United Rentals, Inc.:
                                         9.000%, 04/01/2009                              5,660,000           5,037,400
                                         9.250%, 01/15/2009                             23,180,000          20,862,000
                                       -----------------------------------------------------------------------------------
                                                                                                            49,263,700
--------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--14.9%
                                       Agriculture, Mining and Chemicals, Inc.,
                                         10.750%, 09/30/2003                            24,185,000          20,799,100
                                       Atlantis Group, Inc., 11.000%, 02/15/2003        25,355,000          20,537,550
                                       BPC Holdings Corp., 12.500%, 06/15/2006          14,137,411           7,086,377
                                       Berry Plastics Corp., 12.250%, 04/15/2004        20,499,000          19,269,060
                                       Day International Group, Inc., 11.125%,
                                         06/01/2005                                     19,087,000          18,896,130
                                       Delco Remy International, 10.625%, 08/01/2006    19,675,000          19,281,500
                                       Eagle-Picher Holdings, Inc., 9.375%,
                                         03/01/2008                                     10,850,000           5,425,000
                                       Flowserve Corp., 12.250%, 08/15/2010              7,080,000           7,478,250
                                       Foamex, L.P., 13.500%, 08/15/2005                17,810,000          12,110,800

    The accompanying notes are an integral part of the financial statements.  15

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------------------------
                                       Fonda Group, 9.500%, 03/01/2007                 $15,720,000      $   12,261,600
                                       GS Technologies:
                                         12.000%, 09/01/2004*                           13,795,000              68,975
                                         12.250%, 10/01/2005*                           16,830,000              84,150
                                       Gaylord Container Corp., 9.750%, 06/15/2007      20,600,000          13,905,000
                                       Grove Holdings LLC:
                                       Step-up Coupon, 0% to 05/01/2003,
                                         11.625% to 05/01/2009                           3,865,000              19,325
                                         14.500%, 05/01/2010                            11,844,317             177,665
                                       Hayes Wheels International, Inc., 11.000%,
                                         07/15/2006                                     23,070,000          19,032,750
                                       Huntsman Package, 11.750%, 12/01/2004            36,635,000          30,407,050
                                       Knoll, Inc., 10.875%, 03/15/2006                 13,301,000          13,434,010
                                       Millar Western Forest Products, Ltd., 9.875%,
                                         05/15/2008                                        990,000             841,500
                                       Motors and Gears, Inc., 10.750%, 11/15/2006       8,390,000           8,138,300
                                       NL Industries, Inc., Senior Note, 11.750%,
                                         10/15/2003                                     38,856,000          39,438,840
                                       Plainwell, Inc., 11.000%, 03/01/2008*            18,460,000             184,600
                                       Printpack, Inc., 10.625%, 08/15/2006             22,640,000          22,640,000
                                       Riverwood International Corp.:
                                         10.250%, 04/01/2006                             6,265,000           6,358,975
                                         10.875%, 04/01/2008                            49,495,000          47,020,250
                                       SF Holdings Group, Inc., Step-up Coupon, 0%
                                         to 03/15/2003, 12.750% to 03/15/2008           23,110,000           9,706,200
                                       Stone Container Corp.:
                                         9.750%, 02/01/2011                             17,850,000          18,207,000
                                         11.500%, 08/15/2006                             7,800,000           8,112,000
                                       Tenneco Automotive, Inc., 11.625%, 10/15/2009     8,110,000           2,838,500
                                       Terex Corp.:
                                         8.875%, 04/01/2008                             19,240,000          18,085,600
                                         10.375%, 04/01/2011                             4,180,000           4,221,800
                                       Terra Industries, Inc., 10.500%, 06/15/2005       6,525,000           5,399,438
                                       Texas Petrochemicals, 11.125%, 07/01/2006        10,800,000           8,910,000
                                       -----------------------------------------------------------------------------------
                                                                                                           420,377,295
--------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--0.1%
                                       PSINet, Inc.:
                                         10.000%, 02/15/2005                             2,520,000             201,600
                                         11.000%, 08/01/2009                            21,390,000           1,818,150
                                         11.500%, 11/01/2008                            18,080,000           1,536,800
                                       -----------------------------------------------------------------------------------
                                                                                                             3,556,550
--------------------------------------------------------------------------------------------------------------------------

    ENERGY--4.3%
                                       AES Corp., 9.375%, 09/15/2010                    17,370,000          18,238,500
                                       Chesapeake Energy Corp., 9.625%, 05/01/2005       7,120,000           7,760,800
                                       Continental Resources, Inc., 10.250%,
                                         08/01/2008                                     17,300,000          15,072,625
                                       EOTT Energy Partners, 11.250%, 11/01/2009           450,000             484,875
                                       Key Energy Services, Inc., 14.000%,
                                         01/15/2009                                      7,780,000           9,102,600
                                       Nuevo Energy, 9.375%, 10/01/2010                  3,410,000           3,333,275
                                       Parker Drilling Corp., 9.750%, 11/15/2006         9,710,000          10,001,300
                                       Pen Holdings, Inc., 9.875%, 06/15/2008            4,270,000           2,775,500
                                       Pride International, Inc., 10.000%,
                                         06/01/2009                                     17,025,000          18,557,250
                                       R&B Falcon Corp.:
                                         9.500%, 12/15/2008                              5,320,000           6,171,152
                                         11.000%, 03/15/2006                             6,320,000           7,853,820
                                       Stone Energy Corp., 8.750%, 09/15/2007           12,740,000          12,931,100
                                       Triton Energy, 8.875%, 10/01/2007                 8,900,000           9,211,500
                                       -----------------------------------------------------------------------------------
                                                                                                           121,494,297

 16 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------------------------

    METALS & MINERALS--0.9%
                                       MMI Products, Inc., 11.250%, 04/15/2007         $ 9,410,000      $    9,339,425
                                       Metal Management, Inc., 10.000%, 05/15/2008*     21,680,000             542,000
                                       Metals USA, Inc., 8.625%, 02/15/2008             15,070,000          10,699,700
                                       Republic Technologies International, 13.750%,
                                         07/15/2009*                                    29,690,000           3,859,700
                                       -----------------------------------------------------------------------------------
                                                                                                            24,440,825
--------------------------------------------------------------------------------------------------------------------------

    CONSTRUCTION--4.9%
                                       Congoleum Corp., 8.625%, 08/01/2008              20,770,000          10,852,325
                                       Del Webb Corp., 10.250%, 02/15/2010                 700,000             682,500
                                       Dimac Corp., 12.500%, 10/01/2008*                21,510,000             215,100
                                       Fortress Group, 13.750%, 05/15/2003              14,080,000           6,617,600
                                       Hovnanian Enterprises, Inc.:
                                         9.125%, 05/01/2009                             11,790,000          11,318,400
                                         9.750%, 06/01/2005                              7,425,000           7,202,250
                                       Lennar Corp., 9.950%, 05/01/2010                 21,790,000          23,424,250
                                       Nortek, Inc.:
                                         9.125%, 09/01/2007                             12,560,000          12,277,400
                                         9.875%, 03/01/2004                             25,215,000          25,341,075
                                       Ryland Group, 9.750%, 09/01/2010                 14,950,000          15,622,750
                                       Standard Pacific Corp.:
                                         8.000%, 02/15/2008                              3,400,000           3,196,000
                                         8.500%, 04/01/2009                              6,760,000           6,557,200
                                       Toll Corp.:
                                         7.750%, 09/15/2007                              2,280,000           2,194,500
                                         8.000%, 05/01/2009                              2,830,000           2,730,950
                                         8.125%, 02/01/2009                              1,400,000           1,365,000
                                         8.750%, 11/15/2006                              3,180,000           3,227,700
                                       WCI Communities, Inc., 10.625%, 02/15/2011        5,590,000           5,771,675
                                       -----------------------------------------------------------------------------------
                                                                                                           138,596,675
--------------------------------------------------------------------------------------------------------------------------

    TRANSPORTATION--0.8%
                                       Petro Stopping Centers, 10.500%, 02/01/2007      25,150,000          22,509,250
                                       -----------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    UTILITIES--1.9%
                                       Azurix Corp.:
                                         10.375%, 02/15/2007                             8,015,000           8,215,375
                                         10.750%, 02/15/2010                            16,100,000          16,583,000
                                       Calpine Corp.:
                                         7.750%, 04/15/2009                             15,620,000          15,191,543
                                         8.500%, 02/15/2011                             14,430,000          14,694,502
                                       -----------------------------------------------------------------------------------
                                                                                                            54,684,420
                                       -----------------------------------------------------------------------------------
                                       TOTAL CORPORATE BONDS
                                       (Cost $3,476,301,252)                                             2,672,774,492
                                       -----------------------------------------------------------------------------------
    FOREIGN BONDS -- U.S.$ DENOMINATED--1.5%
--------------------------------------------------------------------------------------------------------------------------
                                       AES Drax Energy, Ltd., 11.500%, 08/30/2010        7,130,000           7,807,350
                                       Euramax International PLC, 11.250%,
                                         10/01/2006                                     16,505,000          10,439,412
                                       Kappa Beheer BV, 10.625%, 07/15/2009              5,850,000           6,069,375
                                       TFM, S.A. de C.V., 10.250%, 06/15/2007           17,350,000          16,569,250
                                       United Mexican States, 8.375%, 01/14/2011         1,250,000           1,231,250
                                       -----------------------------------------------------------------------------------
                                       TOTAL FOREIGN BONDS--
                                       U.S. $ DENOMINATED
                                       (Cost $48,268,840)                                                   42,116,637
                                       -----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  17

PORTFOLIO OF INVESTMENTS

    PREFERRED STOCKS--1.4%                                                                SHARES            VALUE
--------------------------------------------------------------------------------------------------------------------------
                                       Dobson Communications, PIK                           14,499      $   12,324,150
                                       Eagle-Picher Holdings, Inc.                           1,750           2,625,000
                                       SF Holdings Group, Inc.                                 155             387,500
                                       SF Holdings Group, Inc., PIK                            420           1,050,000
                                       Sinclair Capital                                    210,400          17,673,600
                                       World Access, Inc.*                                  11,693           4,092,410
                                       -----------------------------------------------------------------------------------
                                       TOTAL PREFERRED STOCKS
                                       (Cost $67,537,414)                                                   38,152,660
                                       -----------------------------------------------------------------------------------
    COMMON STOCKS--0.1%
--------------------------------------------------------------------------------------------------------------------------
                                       AT&T Canada Inc.*                                    28,392             830,466
                                       Gaylord Container Corp.*                          1,353,034           1,569,519
                                       ICG Communications, Inc.*                            67,617               5,747
                                       Intermedia Communications Inc.*                      60,886           1,057,894
                                       SF Holdings Group, Inc.*                              6,176              30,880
                                       Tele1 Europe Holding AB -- ADR*                     122,760             337,590
                                       -----------------------------------------------------------------------------------
                                       TOTAL COMMON STOCKS
                                       (Cost $6,864,900)                                                     3,832,096
                                       -----------------------------------------------------------------------------------
    WARRANTS*--0.1%
--------------------------------------------------------------------------------------------------------------------------
                                       American Banknote Corp.                              16,850                   2
                                       Australis Holdings                                   49,523                 240
                                       Bar Technologies                                      9,370                   1
                                       Benedek Communications Corp.                         90,000              45,000
                                       Capital Pacific Holdings                             54,431              13,608
                                       Communicacion Cellular, S.A.                         30,800             308,000
                                       DeCrane Holdings Co.                                 15,830                 158
                                       Econophone, Inc.                                     19,865             993,250
                                       Empire Gas Corp.                                     31,795              31,795
                                       Gulf States Steel                                    29,670                 297
                                       KMC Telecom Holdings, Inc.                           23,900              23,900
                                       Ono Finance PLC                                       6,960             313,200
                                       Primus Telecommunications Group                      13,050                 783
                                       Republic Technologies International                  29,690                 297
                                       Spincycle, Inc.                                      26,295                 263
                                       Star Choice Communications, Inc.                    233,916           1,578,933
                                       UIH Australia Pacific, Inc.                          14,150               3,538
                                       Waxman Industries, Inc.                             800,453               8,005
                                       -----------------------------------------------------------------------------------
                                       TOTAL WARRANTS
                                       (Cost $5,516,352)                                                     3,321,270
                                       -----------------------------------------------------------------------------------
                                       TOTAL INVESTMENT PORTFOLIO -- 100%
                                       (Cost $3,669,269,633)(a)                                         $2,824,799,755
                                       -----------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

 * Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

(a) The cost for federal income tax purposes was $3,676,164,696. At March 31, 2001, net unrealized depreciation for all securities based on tax cost was $851,364,941. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $54,106,673 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $905,471,614.

(b) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

    PIK denotes that interest or dividend is paid in kind.

 18 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of March 31, 2001 (Unaudited)

ASSETS
------------------------------------------------------------------------------
Investments in securities, at value (cost $3,669,269,633)       $2,824,799,755
------------------------------------------------------------------------------
Cash                                                                       309
------------------------------------------------------------------------------
Receivable for investments sold                                     17,128,051
------------------------------------------------------------------------------
Dividends receivable                                                     1,731
------------------------------------------------------------------------------
Interest receivable                                                 87,050,415
------------------------------------------------------------------------------
Receivable for Fund shares sold                                      3,060,285
------------------------------------------------------------------------------
TOTAL ASSETS                                                     2,932,040,546
------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------
Payable for investments purchased                                   13,083,528
------------------------------------------------------------------------------
Payable for Fund shares redeemed                                     4,170,343
------------------------------------------------------------------------------
Accrued management fee                                               1,224,168
------------------------------------------------------------------------------
Accrued reorganization costs                                           575,487
------------------------------------------------------------------------------
Other accrued expenses and payables                                  2,458,396
------------------------------------------------------------------------------
Total liabilities                                                   21,511,922
------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $2,910,528,624
------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------
Net assets consist of:
Accumulated distributions in excess of net investment income    $  (11,246,685)
------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions                                                      (844,469,878)
------------------------------------------------------------------------------
Accumulated net realized gain (loss)                              (488,117,482)
------------------------------------------------------------------------------
Paid-in-capital                                                  4,254,362,669
------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $2,910,528,624
------------------------------------------------------------------------------
NET ASSET VALUE
------------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share
  ($2,077,236,828 / 351,514,167 outstanding shares of
  beneficial interest, $.01 par value, unlimited number of
  shares authorized)                                                     $5.91
------------------------------------------------------------------------------
  Maximum offering price per share (100/95.50 of $5.91)                  $6.19
------------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($707,413,580
  / 119,843,587 outstanding shares of beneficial interest,
  $.01 par value, unlimited number of shares authorized)                 $5.90
------------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($114,448,368
  / 19,350,746 outstanding shares of beneficial interest,
  $.01 par value, unlimited number of shares authorized)                 $5.91
------------------------------------------------------------------------------
CLASS I SHARES
  Net asset value, offering and redemption price per share
  ($11,429,848 / 1,936,340 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                            $5.90
------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  19

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended March 31, 2001 (Unaudited)

INVESTMENT INCOME
-----------------------------------------------------------------------------
Dividends                                                       $   2,495,898
-----------------------------------------------------------------------------
Interest                                                          189,476,469
-----------------------------------------------------------------------------
Total Income                                                      191,972,367
-----------------------------------------------------------------------------
Expenses:
Management fee                                                      8,271,064
-----------------------------------------------------------------------------
Services to shareholders                                            3,122,922
-----------------------------------------------------------------------------
Custodian fees                                                         43,684
-----------------------------------------------------------------------------
Distribution services fees                                          3,265,670
-----------------------------------------------------------------------------
Administrative services fees                                        3,499,889
-----------------------------------------------------------------------------
Auditing                                                               36,491
-----------------------------------------------------------------------------
Legal                                                               1,202,779
-----------------------------------------------------------------------------
Trustees' fees and expenses                                            26,308
-----------------------------------------------------------------------------
Reports to shareholders                                               426,976
-----------------------------------------------------------------------------
Registration fees                                                      79,030
-----------------------------------------------------------------------------
Reorganization                                                        752,284
-----------------------------------------------------------------------------
Other                                                                  74,285
-----------------------------------------------------------------------------
Total expenses, before expense reductions                          20,801,382
-----------------------------------------------------------------------------
Expense reductions                                                   (690,343)
-----------------------------------------------------------------------------
Total expenses, after expense reductions                           20,111,039
-----------------------------------------------------------------------------
NET INVESTMENT INCOME                                             171,861,328
-----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
-----------------------------------------------------------------------------
Net realized gain (loss) from:
Investments                                                       (93,559,875)
-----------------------------------------------------------------------------
Futures                                                            (1,508,326)
-----------------------------------------------------------------------------
                                                                  (95,068,201)
-----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investments                                                    (97,912,490)
-----------------------------------------------------------------------------
Net gain (loss) on investment transactions                       (192,980,691)
-----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $ (21,119,363)
-----------------------------------------------------------------------------

 20 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  SIX MONTHS
                                                                    ENDED
                                                                  MARCH 31,            YEAR ENDED
                                                                     2001            SEPTEMBER 30,
                                                                 (UNAUDITED)              2000
INCREASE (DECREASE) IN NET ASSETS
---------------------------------------------------------------------------------------------------
Operations:
Net investment income                                           $  171,861,328          423,729,274
---------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                (95,068,201)        (202,813,381)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                     (97,912,490)        (274,290,388)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                         (21,119,363)         (53,374,495)
---------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
  Class A                                                         (136,691,434)        (306,495,286)
---------------------------------------------------------------------------------------------------
  Class B                                                          (42,876,129)        (102,175,078)
---------------------------------------------------------------------------------------------------
  Class C                                                           (7,160,824)         (16,302,384)
---------------------------------------------------------------------------------------------------
  Class I                                                             (774,676)          (1,748,480)
---------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                          727,657,937        1,658,624,078
---------------------------------------------------------------------------------------------------
Reinvestment of distributions                                      103,550,329          237,396,152
---------------------------------------------------------------------------------------------------
Cost of shares redeemed                                           (917,454,353)      (2,491,922,516)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                       (86,246,087)        (595,902,286)
---------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                 (294,868,513)      (1,075,998,009)
---------------------------------------------------------------------------------------------------
Net assets at beginning of period                                3,205,397,137        4,281,395,146
---------------------------------------------------------------------------------------------------
Net assets at end of period (including accumulated
distributions in excess of net investment income of
$11,246,685 and undistributed net investment income of
$4,395,050, respectively)                                       $2,910,528,624        3,205,397,137
---------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  21

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                   CLASS A
                                           --------------------------------------------------------
                                           SIX MONTHS ENDED         YEAR ENDED SEPTEMBER 30,
                                           MARCH 31, 2001     -------------------------------------
                                           (UNAUDITED)        2000    1999    1998    1997    1996
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $6.34          7.23    7.68    8.50    8.23    8.01
---------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                             .34(a)        .77(a)   .78(a)   .76(a)   .76   .76
---------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investment transactions                       (.40)         (.89)   (.46)   (.81)    .31     .23
---------------------------------------------------------------------------------------------------
Total from investment operations                 (.06)         (.12)    .32    (.05)   1.07     .99
---------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                            (.37)         (.77)   (.77)   (.77)   (.80)   (.77)
---------------------------------------------------------------------------------------------------
Total distributions                              (.37)         (.77)   (.77)   (.77)   (.80)   (.77)
---------------------------------------------------------------------------------------------------
Net asset value, end of period                  $5.91          6.34    7.23    7.68    8.50    8.23
---------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (B)                             (.81)**      (1.88)   4.11    (.95)  13.69   13.00
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)          2,077         2,277   2,945   3,304   3,463   2,909
---------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                   1.08(c)*       .93     .96     .89     .88     .88
---------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                   1.06(c)*       .92     .96     .89     .88     .88
---------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)       11.34*        11.10   10.15    9.09    9.18    9.45
---------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                        70*           52      67      92      91     102
---------------------------------------------------------------------------------------------------

                                                                   CLASS B
                                           --------------------------------------------------------
                                           SIX MONTHS ENDED         YEAR ENDED SEPTEMBER 30,
                                           MARCH 31, 2001     -------------------------------------
                                           (UNAUDITED)        2000    1999    1998    1997    1996
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $6.33         7.22    7.67    8.49    8.22    8.00
---------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                              .32(a)       .71(a)   .71(a)   .68(a)   .69   .69
---------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investment transactions                        (.41)        (.88)   (.45)   (.80)    .31     .23
---------------------------------------------------------------------------------------------------
Total from investment operations                  (.09)        (.17)    .26    (.12)   1.00     .92
---------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                             (.34)        (.72)   (.71)   (.70)   (.73)   (.70)
---------------------------------------------------------------------------------------------------
Total distributions                               (.34)        (.72)   (.71)   (.70)   (.73)   (.70)
---------------------------------------------------------------------------------------------------
Net asset value, end of period                   $5.90         6.33    7.22    7.67    8.49    8.22
---------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (B)                             (1.25)**     (2.68)   3.26   (1.82)  12.72   12.02
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)             707          792   1,145   1,292   1,317   1,099
---------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                    1.90(c)*     1.78    1.78    1.76    1.76    1.77
---------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                    1.88(c)*     1.77    1.78    1.76    1.76    1.77
---------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)        10.53*       10.24    9.33    8.22    8.30    8.56
---------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                         70*          52      67      92      91     102
---------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                   CLASS C
                                           --------------------------------------------------------
                                           SIX MONTHS ENDED         YEAR ENDED SEPTEMBER 30,
                                           MARCH 31, 2001     -------------------------------------
                                           (UNAUDITED)        2000    1999    1998    1997    1996
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $6.35         7.24    7.69    8.52    8.24    8.02
---------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                              .31(a)       .72(a)   .72(a)   .69(a)   .70   .69
---------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investment transactions                        (.41)        (.89)   (.46)   (.82)    .31     .23
---------------------------------------------------------------------------------------------------
Total from investment operations                  (.10)        (.17)    .26    (.13)   1.01     .92
---------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                             (.34)        (.72)   (.71)   (.70)   (.73)   (.70)
---------------------------------------------------------------------------------------------------
Total distributions                               (.34)        (.72)   (.71)   (.70)   (.73)   (.70)
---------------------------------------------------------------------------------------------------
Net asset value, end of period                   $5.91         6.35    7.24    7.69    8.52    8.24
---------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (B)                             (1.24)**     (2.66)   3.30   (1.89)  12.88   12.06
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)             114          124     176     171     125      58
---------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                    2.03(c)*     1.77    1.73    1.71    1.71    1.71
---------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                    2.01(c)*     1.76    1.73    1.71    1.71    1.71
---------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)        10.39*       10.25    9.38    8.27    8.35    8.62
---------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                         70*          52      67      92      91     102
---------------------------------------------------------------------------------------------------

                                                                   CLASS I
                                           -------------------------------------------------------
                                           SIX MONTHS ENDED         YEAR ENDED SEPTEMBER 30,
                                           MARCH 31, 2001     ------------------------------------
                                           (UNAUDITED)        2000    1999    1998   1997    1996
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $6.33         7.22    7.68   8.50    8.23    8.01
--------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                              .35(a)       .80(a)   .82(a) .76(a)   .78   .78
--------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investment transactions                        (.40)        (.90)   (.48)  (.78)    .31     .23
--------------------------------------------------------------------------------------------------
Total from investment operations                  (.05)        (.10)    .34   (.02)   1.09    1.01
--------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                             (.38)        (.79)   (.80)  (.80)   (.82)   (.79)
--------------------------------------------------------------------------------------------------
Total distributions                               (.38)        (.79)   (.80)  (.80)   (.82)   (.79)
--------------------------------------------------------------------------------------------------
Net asset value, end of period                   $5.90         6.33    7.22   7.68    8.50    8.23
--------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                                  (.65)**     (1.60)   4.36   (.66)  13.96   13.32
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)              11           12      15    17       35      31
--------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                     .70(c)*      .64     .62   .60      .62     .61
--------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                     .69(c)*      .63     .62   .60      .62     .61
--------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)        11.65*       11.40   10.49   9.38    9.44    9.72
--------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                         70*          52      67    92       91     102
--------------------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) Total return does not reflect the effect of sales charges.

(c) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.05%, 1.88%, 2.01%, .69% and 1.05%, 1.88%, 2.01%, .69% for Class A, Class B, Class C and
    Class I, respectively (see Notes to Financial Statements).

 * Annualized.

** Not annualized.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1
     SIGNIFICANT
     ACCOUNTING POLICIES     Kemper High Yield Fund (the "Fund") is a
                             diversified series of Kemper High Yield Series (the
                             "Trust"), which is registered under the Investment
                             Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company organized as a Massachusetts business trust.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such markets. If there are no such bid and asked quotations, the most recent bid quotation shall be asked.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall

NOTES TO FINANCIAL STATEMENTS

                             be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Fund sold interest rate futures to hedge against declines in the value of portfolio securities.

                             Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

                             Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             At September 30, 2000, the Fund had a net tax basis capital loss carryforward of approximately $211,125,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2003 ($46,033,000) or September 30,
                             2004 ($6,237,000) or September 30, 2007
                             ($37,749,000) or September 30, 2008 ($121,106,000),
                             the respective expiration dates. In addition, from November 1, 1999 through September 30, 2000 the Fund incurred approximately $173,642,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2001.

NOTES TO FINANCIAL STATEMENTS

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------

2
     PURCHASES AND SALES
     OF SECURITIES           For the six months ended March 31, 2001, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                            $1,039,231,925

                             Proceeds from sales                   1,195,470,665

--------------------------------------------------------------------------------

3
     TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments Inc. ("ZSI" or the "Advisor"). The Fund pays a monthly investment management fee of 1/12 of the annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $8,271,064 for the six months ended March 31, 2001, which was equivalent to an annualized effective rate of .53%.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Scudder Distributors, Inc. (SDI), formerly Kemper Distributors, Inc. Underwriting commissions retained by SDI in connection with the distribution of Class A shares for the six months ended March 31, 2001 are $207,770.

                             For services under the distribution services agreement, the Fund pays SDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, SDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by SDI for the six months ended March 31, 2001 are $4,194,301, of which $531,088 is unpaid at March 31, 2001.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Trust has an administrative services agreement with SDI. For providing information and administrative services to shareholders, the Fund pays SDI a fee at an annual rate of up to .25% of average daily net assets. SDI in turn has various agreements with financial

NOTES TO FINANCIAL STATEMENTS

                             services firms that provided these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees paid by the Fund to SDI for the six months ended March 31, 2001 are $3,499,889, of which $487,579 is unpaid at March 31, 2001. In addition, $17,577 was paid by SDI to affiliates.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Scudder Investments Service Company (SISC), formerly Kemper Service Company, is the shareholder service agent of the Fund. Under the agreement, SISC received shareholder services fees of $2,304,259 for the six months ended March 31, 2001 of which $820,886 is unpaid at March 31, 2001.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZSI. For the six months ended March 31, 2001, the Fund made no payments to its officers and incurred trustees' fees of $26 to independent trustees. In addition, a one-time fee of $26,282 was accrued for payment to those Trustees not affiliated with the Advisor who are not standing for re-election under the reorganization discussed in Note 7. Inasmuch as the Advisor will also benefit from administrative efficiencies of a consolidated Board, the Advisor has agreed to bear $13,141 of such costs.

--------------------------------------------------------------------------------

4
     CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                    SIX MONTHS ENDED                        YEAR ENDED
                                                                     MARCH 31, 2001                     SEPTEMBER 30, 2000
                                                              -----------------------------       -------------------------------
                                                                 SHARES          AMOUNT              SHARES           AMOUNT
                                       SHARES SOLD
                                       ------------------------------------------------------------------------------------------
                                        Class A                 87,101,939    $ 518,000,519        163,593,331    $ 1,129,906,529
                                       ------------------------------------------------------------------------------------------
                                        Class B                 20,559,465      122,138,908         47,696,031        328,388,625
                                       ------------------------------------------------------------------------------------------
                                        Class C                  8,933,850       53,464,884         15,442,641        106,807,169
                                       ------------------------------------------------------------------------------------------
                                        Class I                  2,495,217       14,748,321          2,098,090         14,713,880
                                       ------------------------------------------------------------------------------------------
                                       SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                       ------------------------------------------------------------------------------------------
                                        Class A                 13,011,139       77,391,653         25,289,367        173,334,908
                                       ------------------------------------------------------------------------------------------
                                        Class B                  3,598,026       21,377,430          7,731,653         53,031,831
                                       ------------------------------------------------------------------------------------------
                                        Class C                    671,871        4,006,570          1,351,062          9,287,824
                                       ------------------------------------------------------------------------------------------
                                        Class I                    130,355          774,676            253,791          1,741,589
                                       ------------------------------------------------------------------------------------------
                                       SHARES REDEEMED
                                       ------------------------------------------------------------------------------------------
                                        Class A               (110,688,342)    (665,739,508)      (248,955,466)    (1,712,408,411)
                                       ------------------------------------------------------------------------------------------
                                        Class B                (26,196,218)    (157,113,718)       (77,589,585)      (534,169,265)
                                       ------------------------------------------------------------------------------------------
                                        Class C                 (9,838,204)     (59,543,908)       (21,574,940)      (149,076,967)
                                       ------------------------------------------------------------------------------------------
                                        Class I                 (2,629,840)     (15,751,914)        (2,500,242)       (17,459,998)
                                       ------------------------------------------------------------------------------------------
                                       CONVERSION OF SHARES
                                       ------------------------------------------------------------------------------------------
                                        Class A                  3,179,021       19,305,305         11,362,516         78,807,875
                                       ------------------------------------------------------------------------------------------
                                        Class B                 (3,186,428)     (19,305,305)       (11,292,805)       (78,807,875)
                                       ------------------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE)
                                        FROM CAPITAL SHARE
                                        TRANSACTIONS                          $ (86,246,087)                      $  (595,902,286)
                                       ------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5
     EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended March 31, 2001, the Fund's custodian and transfer agent fees were reduced by $23,999 and $47,959, respectively under these arrangements.

--------------------------------------------------------------------------------

6
     LINE OF CREDIT          The Fund and several affiliated funds (the
                             "Participants") share in a $750 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based on net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing.
                             The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

--------------------------------------------------------------------------------

7
     REORGANIZATION          ZSI has initiated a program to reorganize and
                             combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the funds
                             ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by ZSI and certain of the affected funds. Those costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund. The Advisor has agreed to bear $605,244 of such costs.

--------------------------------------------------------------------------------

8
     ADOPTION OF NEW
     ACCOUNTING PRINCIPLE    The Fund will adopt the provisions of the AICPA
                             Audit and Accounting Guide for Investment
                             Companies, as revised, effective for fiscal years beginning after December 15, 2000. The revised
                             Audit and Accounting Guide will require the Fund to amortize premium and accrete discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of certain of its fixed-income securities by the cumulative amount of amortization/accretion that would have been recognized had amortization/accretion been in effect from the purchase date of each holding. The adoption of this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain
                             (loss) in the Statement of Operations.

NOTES

NOTES

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS

JOHN W. BALLANTINE                MARK S. CASADY                    CAROLINE PEARSON
Trustee                           President                         Assistant Secretary

LEWIS A. BURNHAM                  PHILIP J. COLLORA                 BRENDA LYONS
Trustee                           Vice President and                Assistant Treasurer
                                  Assistant Secretary
LINDA C. COUGHLIN
Chairperson, Trustee              JOHN R. HEBBLE
and Vice President                Treasurer

DONALD L. DUNAWAY                 KATHRYN L. QUIRK
Trustee                           Vice President

ROBERT B. HOFFMAN                 HARRY E. RESIS, JR.
Trustee                           Vice President

DONALD R. JONES                   RICHARD L. VANDENBERG
Trustee                           Vice President

SHIRLEY D. PETERSON               LINDA J. WONDRACK
Trustee                           Vice President

WILLIAM P. SOMMERS                MAUREEN E. KANE
Trustee                           Secretary

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER SERVICE AGENT             SCUDDER INVESTMENTS SERVICE COMPANY
                                      811 Main Street
                                      Kansas City, MO 64105
 .............................................................................................
CUSTODIAN &                           STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT                        225 Franklin Street
                                      Boston, MA 02109
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 SCUDDER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.scudder.com



[KEMPER FUNDS LOGO] Long-term investing in a short-term world(SM)
Printed in the U.S.A. on recycled paper.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Fixed Income Fund prospectus.
KHYF - 3 (5/25/01) 12460
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)